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                                                                EXHIBIT 10(a)(2)
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BODYBILT SEATING, INC.                       THE FIRST NATIONAL BANK OF BRYAN
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4455 CARTER CREEK                            2807 TEXAS AVE., P.O. BOX 833
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BRYAN, TX 77802                              BRYAN, TX 77805
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TAXPAYER I.D. NUMBER : -
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  DEBTOR'S NAME, ADDRESS AND SSN OR TIN       SECURED PARTY'S NAME AND ADDRESS
    ("I" means each Debtor who signs.)         ("You" means the Secured Party,
                                                 Its successors and assigns.)
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I am entering into this security agreement with you on JUNE 30, 1996 (date).
SECURED DEBTS. I agree that this security agreement will secure the payment and performance of the debts, liabilities or obligations described below that (Check one) [XX] I (name)
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  ----------------------------------------- owe(s) to you now or in the future:
  (Check one below):

  [xx] SPECIFIC DEBT(S). The debt(s), liability or obligations evidenced by (describe): PROMISSORY NOTE NUMBER 033118-76 DATED JUNE 30, 1996 and all extensions, renewals, refinancings, modifications and replacements of the debt, liability or obligation.

  [ ] ALL DEBT(S). Except in those cases listed in the "LIMITATIONS" paragraph on page 2, each and every debt, liability and obligation of every type and description (whether such debt, liability or obligation now exists or is incurred or created in the future and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several).

SECURITY INTEREST. To secure the payment and performance of the above described Secured Debts, liabilities and obligations, I give you a security interest in all of the property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the property), wherever the property is or may be located, and all proceeds and products from the property.

  [xx] INVENTORY: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

  [xx] EQUIPMENT: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

  [  ] FARM PRODUCTS: All farm products including, but not limited to:
       (a) all poultry and livestock and their young, along with their products, produce and replacements;
       (b) all crops, annual or perennial, and all products of the crops; and
       (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

  [xx] ACCOUNTS, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER AND OTHER RIGHTS TO
       PAYMENT: All rights I have now and that I may have in the future to the payment of money including, but not limited to:

       (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and

       (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.

       The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

  [ ] GENERAL INTANGIBLES: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

  [ ] GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

  [XX] THE SECURED PROPERTY INCLUDES, BUT IS NOT LIMITED BY, THE FOLLOWING:
       ASSIGNMENT OF $1,000,000.00 JACKSON NATIONAL LIFE INSURANCE COMPANY POLICY #0008636700 IN THE NAME OF MARK ALLEN MCMILLAN

If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is:



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I am a(n)   [ ] Individual    [ ] partnership  [xx] corporation
            [ ]
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[ ] If checked, file this agreement in the real estate records.
Record Owner (if not me):
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The property will be used for  [ ] personal   [xx] business
       [ ] agricultural        [ ]                 reasons
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THE FIRST NATIONAL BANK OF BRYAN
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     (Secured Party's Name)

By:
   ------------------------------------------------------------

Title:
      ---------------------------------------------------------

I AGREE TO THE TERMS SET OUT ON BOTH PAGE 1 AND PAGE 2 OF THIS
AGREEMENT. I have received a copy of this document on today's date.

BODYBILT SEATING, INC.
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                  (Debtor's Name)

By:
   ------------------------------------------------------------
      MARK A MCMILLAN

Title:
      ---------------------------------------------------------

By:
   ------------------------------------------------------------

Title:
      ---------------------------------------------------------

(C) 1986.  1990 BANKERS SYSTEMS, INC., ST. CLOUD, MN (1-800-397-2341)
SECURITY AGREEMENT FORM SA 8/5/91                (page 1 of 2)
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         EXHIBIT 10(a)(2) - SCHEDULE OF SIMILAR SECURITY AGREEMENTS


  Lender:   . . . . . . . . . .     The First National Bank of Bryan
                                    2807 Texas Avenue
                                    PO Box 833
                                    Bryan, Texas 77805
  Borrower:   . . . . . . . . .     BodyBilt Seating, Inc.
                                    4455 Carter Creek Parkway
                                    Bryan, Texas 77802
  Date:   . . . . . . . . . . .     May 1, 1995
  Loan Type:  . . . . . . . . .     Revolving Line of Credit (#033-118-60)
  Amount:   . . . . . . . . . .     $1 million
  Expiration:   . . . . . . . .     April 30, 1996
  Security:   . . . . . . . . .     Inventory, accounts, instruments,
                                    documents, chattel paper and other rights to payment, assignment of $1,000,000
                                    Jackson National Life Insurance Company
                                    Policy #0008636700 on M. McMillan